UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One Riverway, Suite 1400
Houston, Texas	77056
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 292-2400

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

            Financial Results and Second Quarter 2005 Conference Call. On August 2, 2005, WCA Waste Corporation ("WCA Waste") issued a press release announcing its financial results for the quarter ended June 30, 2005 (the "Second Quarter Release").  A copy of the press release was furnished and attached to a Current Report on Form 8-K filed on August 2, 2005.

            On August 3, 2005 WCA Waste held its scheduled conference call with respect to the quarter ended June 30, 2005, during which WCA Waste reviewed its business operations and the progress of its acquisition growth strategy.  During the call, WCA Waste reiterated its forward looking statements with respect to its financial objectives and provided certain disclosures with respect to "run rates" and its "EBITDA." "Run rates" and "EBITDA" are not audited or based on GAAP.   For a description of  "run rate" determinations please read "Risk Factors And Cautionary Statements Regarding Forward-Looking Statements" below.  For a description of  non-GAAP financial measures that WCA Waste uses, such as EBITDA, and a reconciliation to most nearly  comparable financial  measure calculated and presented in accordance with GAAP please read the Second Quarter Release.    For a description of WCA Waste's forward looking statements with respect to its financial objectives, please read "Management's Discussion and Analysis of Financial Condition and Results of Operations-Executive Overview-2005 Financial Objectives" in our annual report on Form 10-K for the year ended December 31, 2004 and "Management's Discussion and Analysis of Financial Condition and Results of Operations-Acquisition Strategy" in our quarterly report on Form 10-Q for the quarter ended June 30, 2005.

            During the call, WCA Waste reiterated that its financial objectives for the next three to four years were to increase revenues to an annual revenue "run rate" of approximately $200 million,  increase our annual EBITDA "run rate" to approximately $60 million, and to increase the landfills that it owned or controlled to 25 landfills. (It currently owns or controls 17 landfills).

             During the second quarter, WCA Waste completed the following acquisitions:
-	MRR Southern in North Carolina, which included two landfills, two MRFS and two transfer stations near Greensboro in High Point, NC and in Raleigh, NC.
-	Two tuck-in acquisitions in the Greensboro and Raleigh markets (Triad Waste Services and Triangle Environmental)
-
Two other tuck-in acquisitions: Foster Ferguson Disposal (a collection company located in El Dorado Springs, Missouri) and Proper Disposal (a collection company in Chanute, Kansas) Waste collected by these two companies is currently being rerouted so that it will be internalized into WCA Waste's Oak Grove Landfill located in Arcadia, Kansas.

             In addition, WCA Waste disclosed that it was in active discussions with companies  with estimated annualized revenue "run rates" totaling approximately $90 - $100 million.  Its "acquisition pipeline," including  potential acquisition candidates in its operating regions and companies in active discussions with it,   have estimated annualized revenue run rates of approximately  $300 million.  WCA Waste may not complete all or any of the acquisitions that it is in active discussions with or that it may from time to time report as being in its "acquisition pipeline."

As previously reported in the Second Quarter Release, revenue increased 69.8% to $29 million for the three months ended June 30, 2005 over the $17 million in revenue reported for the same period in 2004. This reflected an internal revenue growth rate from volume and price increases (excluding fuel surcharges) of 14.2%. WCA Waste disclosed that the revenue growth was attributable to the following factors:

-	53.5% was derived from acquisitions, reflecting the impact of the 13 acquisitions made since its initial public offering in June of 2004;
-	8.8% was derived from volume increases, reflecting increases in landfill volume, new residential contracts in Houston and growth of roll-off collection,
-	5.4% was derived from price increases, and
-	2.1% was derived from fuel surcharge increases.

As previously reported in the Second Quarter Release, with respect to the six month period ended June 30, 2005, revenue increased 57.4% to $51.9 million over the $33 million in revenue reported for the same period in 2004. This reflected an internal revenue growth rate from volume and price increases (excluding fuel surcharges) of 8.7%. WCA Waste disclosed that the revenue growth was attributable to the following factors:

-	47% was derived from acquisitions
-	3.2% was derived from volume increases
-	5.5% was derived from price increases, and
-	1.7% was derived from fuel surcharge increases.

The Second Quarter Release disclosed certain supplemental measures, including internalization rates, the mix of revenues (collection, disposal and transfer) and debt to capitalization measures. Margins improved during the second quarter of 2005 primarily as a result of revenue mix, internal growth and the acquisitions in North Carolina. However, margins will vary quarter over quarter with changes in the mix of revenue. During the conference call it also stated that its capital expenditures through June 30, 2005 were $6.3 million (or 12% of revenue). In addition, $1.4 million of which represented initial capital outlays associated with acquisitions. As of June 30, 2005, its current days sales outstanding was 44 days. Also, as of June 30, 2005, it had $70.6 million available under its credit facilities, with a "second lien facility" providing additional availability up to $25 million.

             Investor and Other Presentations. Tom J. Fatjo, Jr., Chairman and Chief Executive Officer, Charles Casalinova, Senior Vice President and Chief Financial Officer, and other officers will be making presentations to investors on and after August 9 in various meetings. In the meetings, management intends to discuss WCA Waste's Second Quarter 2005 results and its strategy. In such meetings, we do not expect to cover any material non-public information; however, we will post the presentation slides on our website at www.wcawaste.com.

RISK FACTORS AND CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This report and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. These statements can generally be identified as such because the context of the statement will include words such as "may," "will," "should," "outlook," "project," "intend," "seek," "plan," "believe," "anticipate," "expect," "estimate," "potential," "continue," or "opportunity," the negatives of these words, or similar words or expressions. Similarly, statements that describe our plans, objectives, goals, expectations or intentions and other statements that are not historical facts are forward-looking statements. For example, descriptions of strategy are forward looking statements, including descriptions of our acquisition strategy and the benefits of any acquisition or potential acquisition. Statements concerning "run rates" from acquisitions are also forward looking statements.

In addition, "run rate" determinations are not audited or based on GAAP and are made based on estimations from information provided to us by the acquisition candidates and from other sources and estimates developed by us. We determine the period over which to calculate a "run rate" based on factors we deem to be reasonable. Actual revenues may or may not equal the estimated "run rate."

The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. We caution that forward-looking statements are not guarantees, are based upon the current beliefs and expectations of WCA's management, and are subject to known and unknown risks and uncertainties. Since our business, operations and strategies are subject to a number of risks, uncertainties and other factors, actual results may differ materially from those described in the forward-looking statements.

As to acquisitions and acquisition strategies, on which our future financial performance will significantly depend, risks and uncertainties include, without limitation: we may be unable to identify, complete or integrate future acquisitions successfully; we compete for acquisition candidates with other purchasers, some of which have greater financial resources and may be able to offer more favorable terms; revenue and other synergies from acquisitions may not be fully realized or may take longer to realize than expected; we may not be able to improve internalization rates by directing waste volumes from acquired businesses to our landfills for regulatory, business or other reasons; businesses that we acquire may have unknown liabilities and require unforeseen capital expenditures; changes or disruptions associated with making acquisitions may make it more difficult to maintain relationships with customers of the acquired businesses; in connection with financing acquisitions, we may incur additional indebtedness, or may issue additional shares of our common stock which would dilute the ownership percentage of existing stockholders; and rapid growth may strain our management, operational, financial and other resources.

Moreover, our results will be subject to a number of operational and other risks, including the following: we may not be successful in expanding the permitted capacity of our current or future landfills; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; a downturn in U.S. economic conditions or the economic conditions in our markets may have an adverse impact on our business and results of operations; and our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations.

We describe these and other risks in greater detail in the sections entitled "Business -- Risk Factors" and "-- Cautionary Statement About Forward-Looking Statements" included in our Annual Report on Form 10-K for the year-ended December 31, 2004, to which we refer you for additional information.

In accordance with General Instruction B.2 of Form 8-K, the information in this report and Exhibit 99.1 is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in this report will not be incorporated by reference into any filing made by WCA Waste under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION
Date: August 5, 2005	/s/ Charles A. Casalinova ------------------------- Charles A. Casalinova Senior Vice President and Chief Financial Officer